SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 29, 2006


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



             0-28074                                  04-3130648
     (Commission File Number)             (I.R.S. Employer Identification No.)

           25 First Street
            Cambridge, MA                              02141
(Address of Principal Executive Offices)             (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a
Provision of the Code of Ethics.

On November 29, 2006 the Board of Directors of Sapient Corporation (the "Company") approved amendments to the Company's Code of Ethics and Conduct (the "Code"). These amendments include (i) clarifications concerning individuals' responsibility to report suspected Code violations, (ii) examples of potential conflicts of interest, (iii) clarifications concerning the use of Company assets for personal matters, (iv) additional guidelines concerning the acceptance of gifts from existing and prospective clients, suppliers and other business partners, (v) guidelines concerning working for other organizations while employed by the Company and soliciting Company clients and employees, (vi) additional guidelines concerning the retention of documents, and (vii) technical, non-substantive amendments.

The code is available on the Company's website at www.sapient.com.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 5, 2006       SAPIENT CORPORATION
                              (Registrant)



                              By: /s/ Kyle A. Bettigole
                              ---------------------------------------
                              Corporate Counsel & Assistant Secretary